Commitments and Contingencies	6 Months Ended
Jun. 30, 2025
Commitments and Contingencies [Abstract]
Commitments and contingencies

17. Commitments and contingencies

Operating lease commitments

The information of lease commitments is provided in Note 9.

Contingencies

The Company is subject to litigation matters from time to time in the normal cause of business. The Company’s legal counsel and the management routinely assess the likelihood of adverse judgments and outcomes to these matters, as well as ranges of probable losses. Accruals are recorded for these matters to the extent that management concludes a loss is probable and the financial impact, should an adverse outcome occur, is reasonable estimable. The Company has not recorded any material liabilities in this regard as of December 31, 2024 and June 30, 2025.

On March 5, 2024, a customer filed a civil action against one of the Company’s subsidiaries at the People’s Court of Shangcheng District, Hangzhou City (“the Court”), for a sales contract dispute, claiming the contract should be annulled and demanding a return of payment of RMB2,973,600 with related interests. In July 2025, the Court dismissed the plaintiff’s claim in the first instance and the customer appealed a second instance to the Court. Given the nature of the case, as of this filing date, the amount liable by the Company in the event of an unfavorable outcome cannot be reasonably estimated.

The Company believes they have strong arguments against this claim and will defend vigorously.

One bank account of the Company was judicially frozen by the court as a result of legal proceedings. The frozen amount as of June 30, 2025 and this filing date was RMB468,526 and nil, respectively.